DELAWARE VIP® TRUST
Delaware VIP Special Situations Series (the “Series”)
Supplement to the Series’ Standard Class Summary Prospectus dated April 30, 2021

Effective the date of this supplement, the following replaces the information in the section entitled “Who manages the Series? — Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Kelley M. Carabasi, CFA	Co-Chief Investment Officer – US Small-Mid Cap Value Equity	October 2019
Kent P. Madden, CFA	Co-Chief Investment Officer – US Small-Mid Cap Value Equity	October 2019
Christopher S. Beck, CFA*	Senior Managing Director	October 2019
Steven G. Catricks, CFA	Senior Portfolio Manager	October 2019
Michael Foley, CFA	Senior Portfolio Manager	October 2019
*Effective on or about July 31, 2022, Christopher S. Beck will be retiring from the Manager and no longer be a portfolio manager of the Series.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Series.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated January 27, 2022.